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                                                                      EXHIBIT 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report dated October 20, 2000 included in this Form 10-K, into Sanmina's previously filed Registration Statements on Form S-8 File Nos. 333-39930, 333-23565, 33-66554, and 33-90244.

                               /s/ ARTHUR ANDERSEN LLP

San Jose, California
December 14, 2000